Exhibit 99.1 Investor Presentation

Forward-Looking Statements & Non-GAAP Financial Measures “Dine Brands”, “Company”, “us” and “our” refer to Dine Brands Global, Inc. and its direct and indirect subsidiaries. Non-GAAP Financial Measures The content of this presentation is as of April 15, 2022. Statements contained in this presentation may constitute forward-looking This presentation includes references to the Company's non-GAAP financial measure “adjusted net statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange income available to common stockholders”, “adjusted earnings per diluted share (Adjusted EPS)”, Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “Adjusted EBITDA” and “Adjusted free cash flow.” Adjusted EPS is computed for a given period by “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements deducting from net income or loss available to common stockholders for such period the effect of involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible those expressed or implied in such statements. These factors include, but are not limited to: uncertainty regarding the duration and asset amortization, any non-cash interest expense, any gain or loss related to the disposition of severity of the ongoing COVID-19 pandemic (including the emergence of variant strains) and its ultimate impact on our business; assets, and other items deemed not reflective of current operations. This is presented on an general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance aggregate basis and a per share (diluted) basis. Adjusted EBITDA is computed for a given period by our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the deducting from net income or loss for such period the effect of any closure and impairment charges, implementation of restaurant development plans; our dependence on our franchisees; the concentration of our any interest charges, any income tax provision or benefit, any non-cash stock-based compensation, Applebee’s franchised restaurants in a limited number of franchisees; the financial health of our franchisees, including any any depreciation and amortization, any gain or loss related to the disposition of assets and other insolvency or bankruptcy; credit risks from our IHOP franchisees operating under our previous IHOP business model in which we items deemed not reflective of current operations. “Adjusted free cash flow” for a given period is built and equipped IHOP restaurants and then franchised them to franchisees; insufficient insurance coverage to cover potential defined as cash provided by operating activities, plus receipts from notes and equipment contracts risks associated with the ownership and operation of restaurants; our franchisees’ and other licensees’ compliance with our quality receivable, less capital expenditures. Management may use certain of these non-GAAP financial standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; measures along with the corresponding U.S. GAAP measures to evaluate the performance of the risks of food-borne illness or food tampering; possible future impairment charges; trading volatility and fluctuations in the price of business and to make certain business decisions. Management uses adjusted free cash flow in its our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; periodic assessments of, among other things, the amount of cash dividends per share of common the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third stock and repurchases of common stock and we believe it is important for investors to have the same parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and measure used by management for that purpose. Adjusted free cash flow does not represent residual implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks cash flow available for discretionary purposes. Additionally, adjusted EPS is one of the metrics used associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with in determining payouts under the Company’s annual cash incentive plan. Management believes that respect to intellectual property assets; delivery initiatives and use of third-party delivery vendors; our allocation of human capital these non-GAAP financial measures provide additional meaningful information that should be and our ability to attract and retain management and other key employees; compliance with federal, state and local governmental considered when assessing the business and the Company’s performance compared to prior periods regulations; risks associated with our self-insurance; natural disasters or other serious incidents; our success with development and the marketplace. Adjusted EPS and adjusted free cash flow are supplemental non-GAAP initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in financial measures and should not be considered in isolation or as a substitute for measures of accounting standards; and; other factors discussed from time to time in the Company’s Annual and Quarterly Reports on Forms 10-K performance prepared in accordance with U.S. GAAP. and 10-Q and in the Corporation’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. This presentation is intended only for the use of the person(s) to whom it is presented and/or delivered by Dine Brands. It may not be reproduced (in whole or in part) nor may its contents be divulged to any other person or affiliate without the prior written consent of Dine Brands. This presentation contains references to Dine Brands’ trademarks and service marks. Solely for convenience, trademarks and trade names referred to in this investor presentation may appear without the ® or SM symbols, but such references are not intended to indicate, in any way, that Dine Brands will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names.

Dine is a leader in the restaurant industry $7B+ 3,431 338 20 $253M 150,000

World-class brands Applebee’s IHOP

Strong growth and outlook ▪ ▪ ▪ ▪ ▪

Highly experienced, diverse leadership team • • • • • • • • • • • • • • • • • • •

Highly experienced, diverse leadership team • • • • • • • • • • • • • • •

Dine Board of Directors

Dine Board of Directors, continued

Dine Board of Directors, continued

Our ESG priorities fall into four categories

People: Empowering our teams • • • • • • • • •

Food: Commitment to animal health and welfare • • • • • •

Food: Continued progress toward commitments

Executive compensation • strategy • • • • • •

Appendix Adjusted EBITDA is a non-GAAP financial measure. Reconciliation of the Company's net income (loss) to adjusted EBITDA is as follows: ($ in 000s) Twelve Months Ended December 31, 2021 Net income (loss), as reported $97,864 Interest charges 71,885 Income tax provision (benefit) 24,059 Depreciation and amortization 39,851 ~20% Non-cash stock-based compensation 11,580 Impairment of goodwill and intangible assets - Closure and other impairment charges 5,409 Loss (gain) on disposition of assets 2,045 Cash executive separation costs - Loss on extinguishment of debt Other 567 Adjusted EBITDA $253,260

Appendix Adjusted Free Cash Flow is a non-GAAP financial measure. Reconciliation of the Company's cash flows provided by operating activities to adjusted free cash flow” is as follows: ($ in millions) Twelve Months Ended December 31, 2021 Cash flows provided by operating activities $195.8 ~20% Receipts from notes and equipment contracts receivable 12.0 Net additions to property and equipment (16.8) Adjusted free cash flow $191.0

Appendix Adjusted earnings per share is a non-GAAP financial measure. Reconciliation of net income available to common stockholders per share to the diluted net income available to common stockholders per share, as adjusted is as follows: Twelve Months Ended December 31, 2021 Diluted net income (loss) available to common stockholders per share, as reported $5.66 Impairment of goodwill and intangible assets - Closure and other impairment charges 0.23 ~20% Executive separation costs 0.00 Amortization of intangible assets 0.46 Non-cash interest expense 0.12 Loss (gain) on disposition of assets 0.09 Deferred tax impact of tax rate change 0.00 (1) Income tax adjustments 0.00 Net income loss allocated to unvested participating restricted stock (0.02) Rounding - Diluted net income (loss) available to common stockholders per share, as adjusted $6.54